UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21455
Guggenheim Enhanced Equity Strategy Fund
 (Exact name of registrant as specified in charter)
227 West Monroe Street
Chicago, IL 60606
(Address of principal executive offices) (Zip code)
    Amy J. Lee
227 West Monroe Street
Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end: October 31
Date of reporting period: November 1, 2015 - October 31, 2016

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

10.31.2016
Guggenheim Funds Annual Report
Guggenheim Enhanced Equity Strategy Fund

GuggenheimInvestments.com
CEF-GGE-AR-1016

GUGGENHEIMINVESTMENTS.COM/GGE
...YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM ENHANCED EQUITY STRATEGY FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gge, you will find:
• Daily, weekly and monthly data on share prices, net asset values, dividends and more
•  Portfolio overviews and performance analyses
•  Announcements, press releases and special notices
•  Fund and adviser contact information
We are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2016

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Enhanced Equity Strategy Fund (the “Fund”). This report covers the Fund’s performance for the 12 months ended October 31, 2016.
The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2016, the Fund generated a total return of 10.56% based on market price and a return of 5.59% based on NAV. As of October 31, 2016, the Fund’s market price of $15.88 represented a discount of 8.58% to NAV of $17.37.
Past performance is not a guarantee of future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
The Fund paid a distribution of $0.485 in each quarter of the period. The most recent distribution represents an annualized distribution rate of 12.22% based on the Fund’s closing market price of $15.88 as of October 31, 2016. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(d) on page 23 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment advisor to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Both the Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
GPIM seeks to achieve the Fund’s investment objectives by obtaining broadly diversified exposure to the equity markets utilizing an enhanced equity option strategy developed by GPIM. In connection with the implementation of GPIM’s strategy, the Fund utilizes financial leverage. The goal of the use of financial leverage is to enhance shareholder value, which is consistent with the Fund’s investment objective. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by the Adviser and GPIM. Leverage is generally maintained at approximately 30% of the Fund’s total assets. The Fund currently employs financial leverage through the use of a bank line of credit.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 38 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV,

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(Unaudited) continued	October 31, 2016

the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.
To learn more about the Fund’s performance and investment strategy for the 12 months ended October 31, 2016, we encourage you to read the Questions & Answers section of this report, which begins on page 5.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gge.
Sincerely,
Donald C. Cacciapaglia
President & Chief Executive Officer
Guggenheim Enhanced Equity Strategy Fund
 November 30, 2016

4 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	October 31, 2016

The Guggenheim Enhanced Equity Strategy Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC(“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; Qi Yan, Managing Director and Portfolio Manager and Daniel Cheeseman, Portfolio Manager. In the following paragraphs, the investment team discusses positioning of the Fund and performance for the 12-month period ended October 31, 2016.
Please describe the Fund’s objective and management strategies.
The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve the Fund’s investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in exchange traded funds (“ETFs”) or other investment funds that track equity market indices, through investments in individual equity securities, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
The Fund utilizes leverage to seek to deliver a portfolio targeting similar risk exposure as the Standard & Poor’s 500® Index (the “S&P 500”) while presenting the potential benefit of greater income and a focus on capital appreciation.
Currently GPIM seeks to obtain exposure to equity markets by investing primarily in ETFs. ETFs are selected for broadly based market exposure and broad sector exposures. The Fund holds highly liquid securities, since liquidity is essential for a strategy that seeks to benefit from market volatility.
The Fund has the ability to write call options on the ETFs or on indices that the ETFs may track, which will typically be at- or out-of-the money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used. The Fund may, but does not have to, write options 100% of the equity holdings in its portfolio. The typical hedge ratio (i.e. the percentage of the Fund’s equity holdings on which options are written) for the fund is 67%, which is designed to produce a portfolio that, inclusive of leverage, has a beta of one to broad market indices. The hedge ratio, however, may be adjusted depending on the investment team’s view of the market and GPIM’s macroeconomic views. Changing the hedge ratio will impact the beta of the portfolio resulting in a portfolio that is either over- or underexposed to broad market equities.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

GPIM may engage in selling call options on indices, which could include securities that are not specifically held by the Fund. In connection with the Fund’s ability to write call options, the Fund earmarks or segregates cash or liquid securities or otherwise covers such transactions.
An option on an index is considered covered if the Fund holds shares of a passively managed ETF that fully replicates the respective index and has a value at least equal to the notional value of the option written. The Fund maintains segregated liquid assets with respect to its obligations under any uncovered call options written.
The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund.
Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.
To the extent GPIM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would expect to hold a diversified portfolio of stocks. To the extent GPIM’s equity exposure strategy is implemented through investment in broad-based equity ETFs or other investment funds or derivative instruments that replicate the economic characteristics of exposure to equity securities markets, the Fund’s portfolio is expected to comprise fewer holdings.
The Fund ordinarily focuses its investments on securities of U.S. issuers, but may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in or seek exposure to equity securities of issuers of any market capitalization.
Describe the approval of mergers of certain Guggenheim Investments equity closed-end funds by the Funds’ Boards in August 2016.
The Boards of Trustees of several Guggenheim equity closed-end funds approved the following mergers at a special joint meeting of the Boards held on August 31, 2016: (i) for shareholders of Guggenheim Enhanced Equity Income Fund (“GPM”), the merger of each of Guggenheim Enhanced Equity Strategy Fund (“GGE”) and Guggenheim Equal Weight Enhanced Equity Income Fund (“GEQ”) into GPM, including the issuance of additional common shares of beneficial interest of GPM, and (ii) for shareholders of GGE and GEQ, the merger of each of their respective funds into GPM. The Boards of Trustees and Management of the funds believe that the mergers will provide potential benefits to common shareholders, including lower operating expenses and greater secondary market liquidity, among other things.
In addition, the Board of Trustees of GPM also approved a redomestication of GPM from a Massachusetts business trust to a Delaware statutory trust.
Guggenheim Investments currently anticipates that the mergers and the redomestication will be completed in early 2017, subject to required shareholder approvals and the satisfaction of applicable regulatory requirements and other customary closing conditions. Approval of the merger of the Fund

6 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

into GPM is not contingent upon approval of GEQ into GPM, and likewise, approval of the merger of GEQ into GPM is not contingent upon approval of the Fund into GPM. Approval of the redomestication is a condition to each merger.
Investors and security holders of the Fund are urged to read the joint proxy statement/prospectuses and other documents filed with the Securities and Exchange Commission carefully and in their entirety when they become available.
What was the economic and market environment over the last 12 months?
Behind the performance numbers for the past 12 months are a multitude of events that unfolded throughout 2016, including a beginning-of-the-year recession scare, an increase in U.S. corporate default volume, several quarters of negative earnings growth, the British vote to exit the European Union, and stubbornly low inflation across the globe. Some might forget that in the first six weeks of the year U.S. corporate bonds suffered one of the worst selloffs since the financial crisis, or that the S&P 500 was down almost 11%. We continue to believe that the turnaround in market performance was a result of global central bank easing.
The surprise end to the fractious U.S. election season leaves many questions unanswered about the new administration, but as it relates to the economy we are particularly alert to the possible market impact of resurgent fiscal policy. We will learn more as we move through the transition of power, but in the meantime several market positives should support asset performance in the fourth quarter and into 2017. The domestic economy just turned in the highest growth rate in two years, early indications point to a strong Christmas selling season, corporate earnings are turning higher or recovering, and the energy sector is stabilizing with the oil market recovery.
U.S. real gross domestic product (“GDP”) was up 2.9% in the third quarter (revised higher to 3.2% in late November), up from 1.4% in the second quarter. We expect output to rise by around 2% on average in coming quarters, a bit faster than the trend rate over the past year, as drags from past dollar strength and an inventory adjustment cycle fade.
The labor market continues to strengthen, as seen in the impressive growth in the size of the labor force. In the year through October, the labor force participation rate increased by 0.3 percentage point while the unemployment rate declined by just 0.1 percentage point. The cyclical rise in participation has helped to keep the unemployment rate steady and stave off U.S. Federal Reserve (the “Fed”) rate hikes in 2016.
We believe it is highly likely the Fed will raise rates in December, and we expect policymakers to hike twice more in 2017. While this would be a bit faster than markets are now pricing in, it would still leave rates below levels prescribed by standard policy rules. President-elect Trump will have an opportunity to fill two open seats on the Board of Governors, though this should not affect Fed policy in the near term.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

Fed Chair Yellen has spoken about temporarily running a “high-pressure economy”—one that enables robust business activity and a tight labor market—to offset persistent shortfalls in aggregate demand. If this is the case, before the expansion ends the Fed will likely allow unemployment to drop below 4%, and inflation to overshoot its 2% goal. This change in perspective, as well as the president-elect’s proposed changes to fiscal policy, accounts for why we are starting to see a backup in long-term interest rates, although global monetary policy intervention will likely continue to support bond prices.
Meanwhile, monetary policy divergence will continue to support the U.S. dollar. We expect the European Central Bank (“ECB”) to extend quantitative easing (“QE”) at the current pace of €80 billion per month in December, which will require adjustments to the program. In our view, the QE programs of the ECB and Bank of Japan (“BoJ”) will continue to buttress global sovereign debt and credit markets.
How did the Fund perform in this environment?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2016, the Fund generated a total return of 10.56% based on market price and a return of 5.59% based on NAV. As of October 31, 2016, the Fund’s market price of $15.88 represented a discount of 8.58% to NAV of $17.37. As of October 31, 2015, the Fund’s market price of $16.25 represented a discount of 11.59% to NAV of $18.38.
Past performance is not a guarantee of future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
What were the Fund’s distributions?
The Fund paid a distribution of $0.485 in each quarter of the period. The most recent distribution represents an annualized distribution rate of 12.22% based on the Fund’s closing market price of $15.88 as of October 31, 2016. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.
The Fund currently anticipates that some of the 2016 distributions will consist of income and some will be a return of capital. A final determination of the tax character of distributions paid by the Fund in 2016 will be reported to shareholders in January 2017 on Form 1099-DIV.
While the Fund generally seeks to pay dividends that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund's investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund's total distributions in any year exceed the

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. Please see Note 2(d) on page 23 for more information on distributions for the period.
Discuss market volatility over the period.
The first four months of the fiscal period included a stretch of significant market volatility, with the market, as defined by the broad-market S&P 500, declining 11% right out of the gates for the 2016 calendar year. Strong performance beginning in late February helped the Index rebound quickly.
The last eight months of the fiscal period (March-Oct) were a strongly bullish period, with the S&P 500 up 10% and reaching new highs in August. The largely positive period was only interrupted by the unexpected results of the Brexit vote, when the S&P 500 plummeted 5% over two days. The strong recovery after that vote helped the Index recoup losses in the following three days.
Volatility, as measured by the Chicago Board Options Exchange Volatility Index (“VIX”), surged in the first part of the fiscal period, surging as high as 30 intraday in February. After this, volatility generally was declining for the rest of the period, with the exception of the Brexit vote, falling to as low as 11.43 in August. Volatility, however, did begin to increase going into the U.S. presidential election, rising from 11.43 to 17.06 on October 31.
What factors influenced the Fund’s performance?
The models used in the strategy attempt to collect the implied-realized premium inherent in index options. It tends to outperform when market implied volatility exceeds future realized volatility. The Fund outperformed the S&P 500 for the period, returning 5.59% on an NAV basis, compared with 4.51% for the Index.
Given the rapid rise and fall in volatility early in the fiscal period, most of the Fund’s outperformance came in the last half of the period. From October 30, 2015, through February 29, 2016, the Fund underperformed the S&P 500 by 3 basis points. As volatility stabilized with fewer unexpected market shocks, the Fund outperformed the Index by 132 basis points over the rest of the period.
The return on the underlying portfolio holdings was a contributor to performance. The Fund benefited from the allocation to the S&P 500, its largest, and one of the relatively better-performing indices for the period, although indices for many risk assets (including small- and mid-cap stocks, emerging markets, and high yield bonds) outperformed the S&P 500 for the period. For the period as a whole, the Fund’s derivative use contributed to the Fund’s return.
Outperformance of the strategy relative to the Index was strong in the first weeks of 2016, as volatility raced higher and the market continued to drop. The outperformance narrowed, but then recovered

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2016

strongly when the strategy had the ability to sell volatility near the VIX’s peak for the period. Rather than at monthly points, selling options as volatility increases enables the Fund to consistently monetize these spikes.
The implied-realized volatility spread has been rich since early 2016, which has been a tailwind for the Fund. But it is important to note that other market scenarios exist which could push volatility sharply higher. Events that may make conditions more unstable in the coming months include the Fed raising interest rates and the impact of European populist movements on key elections. While the European elections are uncertain, the Fed is largely anticipated to raise rates in December, which is priced into the market.
Any comment on the use of leverage?
The use of leverage positively contributed to Fund performance, which is typically the case when the market moves higher over a specific period. The use of leverage within the strategy is part of the rule set, with the amount of leverage typically maintained at 30% of the Fund’s total assets. Leverage may, however, be changed up or down, depending on variability in economic conditions and/or the firm’s macro view. Leverage at the end of the period was about 33%. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile than if no leverage was employed by the Fund.
Index Definitions:
Indices are unmanaged and it is not possible to invest directly in an index.
The Chicago Board Options Exchange Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 over the next 30-day period, which is then annualized.
The S&P 500 is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
GGE Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.
Please see guggenheiminvestments.com/gge for a detailed discussion of the Fund’s risks and other considerations.

10 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	October 31, 2016

Fund Statistics
Share Price	$15.88
Net Asset Value	$17.37
Discount to NAV	-8.58%
Net Assets ($000)	$86,740

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 2016

					Since
	One	Three	Five	Ten	Inception
	Year	Year	Year	Year	(01/27/04)
Guggenheim Enhanced
Equity Strategy Fund
NAV	5.59%	6.51%	8.91%	-11.25%	-6.16%
Market	10.56%	5.12%	11.30%	-10.34%	-6.39%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gge. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Portfolio Breakdown	% of Net Assets
Investments:
Exchange-Traded Funds	148.9%
Short Term Investments	2.0%
Options Written	-1.1%
Total Investments	149.8%
Other Assets & Liabilities, net	-49.8%
Net Assets	100.0%

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FUND SUMMARY (Unaudited) continued	October 31, 2016

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2016, 82% of the distributions were characterized as Return of Capital.

12 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS	October 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS† - 148.9%
SPDR S&P 500 ETF Trust[1,2]	271,232	$57,650,361
iShares S&P 500 Growth ETF[2]	200,715	23,907,164
iShares S&P 500 Value ETF[2]	209,844	19,626,709
iShares Russell 2000 Index ETF[1,2]	118,333	14,022,461
PowerShares QQQ Trust Series 1[1,2]	119,643	13,997,035
Total Exchange-Traded Funds
(Cost $128,932,369)		129,203,730

SHORT TERM INVESTMENTS† - 2.0%
Dreyfus Treasury Prime Cash Management Institutional Shares, 0.20%[3]	1,720,858	1,720,858
Total Short Term Investments
(Cost $1,720,858)		1,720,858
Total Investments - 150.9%
(Cost $130,653,227)		$130,924,588

	Contracts
	(100 shares
	per contract)	Value
OPTIONS WRITTEN† - (1.1)%
Call options on:
S&P 500 Index Expiring November 2016 with strike price of $2,140.00*	132	$(296,340)
NASDAQ 100 Index Expiring November 2016 with strike price of $4,850.00*	58	(296,960)
Russell 2000 Index Expiring November 2016 with strike price of $1,205.00*	235	(365,425)
Total Call Options		(958,725)
Total Options Written
(Premiums received $1,235,889)		(958,725)
Other Assets & Liabilities, net - (49.8)%		(43,226,121)
Total Net Assets - 100.0%		$86,739,742

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	Security represents cover for outstanding written options.
2	Security has been physically segregated as collateral for borrowings outstanding. As of October 31, 2016, the total market value of segregated securities was $129,203,730.
3	Rate indicated is the 7-day yield as of October 31, 2016.
S&P	Standard & Poor’s.

See notes to financial statements.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 13

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016

The following table summarizes the inputs used to value the Fund's investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

				Total
Assets
Exchange-Traded Funds	$129,203,730	$—	$—	$129,203,730
Short Term Investments	1,720,858	—	—	1,720,858
Total Assets	$130,924,588	$—	$—	$130,924,588
Liabilities
Options Written	$958,725	$—	$—	$958,725
Total Liabilities	$958,725	$—	$—	$958,725

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the year ended October 31, 2016, there were no transfers between levels.

See notes to financial statements.

14 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2016

ASSETS:
Investments, at value (cost $130,653,227)	$130,924,588
Receivables:
Other assets	758
Total assets	130,925,346
LIABILITIES:
Borrowings	43,000,000
Options written, at value (Premiums received of $1,235,889)	958,725
Interest payable on borrowings	17,536
Due to custodian	15,843
Payable for:
Investment advisory fees	88,311
Fund accounting fees	6,678
Trustees' fees and expenses*	5,622
Administration fees	2,537
Other fees	90,352
Total liabilities	44,185,604
NET ASSETS	$86,739,742
NET ASSETS CONSIST OF:
Common shares, $0.01 par value per share; unlimited number of shares
authorized, 4,993,991 shares issued and outstanding	$49,940
Additional paid-in capital	535,796,585
Accumulated net realized loss on investments	(449,655,308)
Net unrealized appreciation on investments	548,525
NET ASSETS	$86,739,742
Shares outstanding ($0.01 par value with unlimited amount authorized)	4,993,991
Net asset value	$17.37

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 15

STATEMENT OF OPERATIONS	October 31, 2016

For the Year Ended October 31, 2016

INVESTMENT INCOME:
Dividends	$2,457,926
Interest	2,084
Total investment income	2,460,010
EXPENSES:
Investment advisory fees	1,096,742
Interest expense	431,753
Professional fees	122,666
Trustees' fees and expenses*	65,136
Fund accounting fees	50,137
Administration fees	35,483
Printing fees	35,461
Registration and filings	23,738
Transfer agent fees	18,369
Custodian fees	11,677
Insurance	9,179
Other expenses	198
Total expenses	1,900,539
Less:
Expenses waived by advisor	(64,514)
Net expenses	1,836,025
Net investment income	623,985
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,346)
Options written	978,878
Net realized gain	976,532
Net change in unrealized appreciation (depreciation) on:
Investments	2,941,724
Options written	89,369
Net change in unrealized appreciation (depreciation)	3,031,093
Net realized and unrealized gain	4,007,625
Net increase in net assets resulting from operations	$4,631,610

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

16 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	October 31, 2016

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$623,985	$588,546
Net realized gain on investments and options	976,532	3,500,658
Net change in unrealized appreciation (depreciation)
on investments	3,031,093	(387,362)
Net increase in net assets resulting from operations	4,631,610	3,701,842
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,748,042)	(3,263,544)
Return of capital	(7,940,301)	(6,424,799)
Total distributions to shareholders	(9,688,343)	(9,688,343)
Net decrease in net assets	(5,056,733)	(5,986,501)
NET ASSETS:
Beginning of period	91,796,475	97,782,976
End of period	$86,739,742	$91,796,475
Undistributed (distributions in excess of) net investment
income at end of period	$—	$—

See notes to financial statements.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 17

STATEMENT OF CASH FLOWS	October 31, 2016

For the Year Ended October 31, 2016

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$4,631,610
Adjustments to Reconcile Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation (depreciation) on investments	(2,941,724)
Net change in unrealized appreciation (depreciation) on options written	(89,369)
Net realized loss on investments	2,346
Net realized gain on options written	(978,878)
Purchase of long-term investments	(16,588,035)
Proceeds from sale of long-term investments	27,242,960
Premiums received on options written	70,315,981
Cost of options written closed	(69,652,109)
Net purchase of short-term investments	(563,421)
Decrease in investments sold receivable	305,994
Decrease in other assets	6,112
Decrease in investments purchased payable	(290,043)
Increase in due to custodian	15,843
Decrease in interest payable on borrowings	(31,066)
Decrease in investment advisory fees payable	(1,793)
Decrease in fund accounting fees payable	(33)
Decrease in trustees’ fees and expenses payable	(471)
Decrease in administrative fees payable	(62)
Decrease in other fees	(34,491)
Net Cash Provided by Operating and Investing Activities	$11,349,351
Cash Flows From Financing Activities:
Distributions paid	(9,688,343)
Proceeds from borrowings	19,000,000
Payments made on borrowings	(21,000,000)
Net Cash Used in Financing Activities	(11,688,343)
Net decrease in cash	(338,992)
Cash at Beginning of Period	338,992
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information: Cash paid during the
period for interest	$462,819

See notes to financial statements.

18 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	October 31, 2016

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2016	2015	2014	2013	2012

Per Share Data:
Net asset value, beginning of period	$18.38	$19.58	$19.58	$19.31	$18.09
Income from investment operations:
Net investment income (loss)(a)	0.12	0.12	(0.26)	(0.15)	(0.15)
Net gain on investments (realized and unrealized)	0.81	0.62	2.20	2.19	2.62
Total from investment operations	0.93	0.74	1.94	2.04	2.47
Less distributions from:
Net investment income	(0.35)	(0.65)	(1.94)	(0.87)	(1.25)
Return of capital	(1.59)	(1.29)	—	(0.90)	—
Total distributions to shareholders	(1.94)	(1.94)	(1.94)	(1.77)	(1.25)
Net asset value, end of period	$17.37	$18.38	$19.58	$19.58	$19.31
Market value, end of period	$15.88	$16.25	$18.70	$19.13	$17.96

Total Return(b)
Net asset value	5.59%	3.94%	10.10%	11.26%	13.99%
Market value	10.56%	-2.87%	8.17%	17.47%	25.22%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$86,740	$91,796	$97,783	$97,772	$96,454
Ratio to average net assets of:
Net investment income	0.72%	0.62%	(1.29)%	(0.79)%	(0.77)%
Total expenses	2.20%	2.08%	1.88%	1.85%	1.96%
Net expenses(c)(d)	2.12%	2.01%	1.81%	1.78%	1.89%
Portfolio turnover rate	13%	381%	566%	651%	645%

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 19

FINANCIAL HIGHLIGHTS continued	October 31, 2016

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2016	2015	2014	2013	2012
Total Borrowings outstanding (in thousands)	$43,000	$45,000	$43,500	$32,000	$40,000
Asset Coverage per $1,000 of indebtedness(e)	$3,017	$3,040	$3,248	$4,055	$3,411

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(c)	Net expense information reflects the expense ratios after expense waivers.
(d)	Excluding interest expense, the net operating expense ratios would be:
October 31,	October 31,	October 31,	October 31,	October 31,
2016	2015	2014	2013	2012
1.62%	1.58%	1.49%	1.46%	1.55%

(e)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

20 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	October 31, 2016

Note 1 – Organization:
Guggenheim Enhanced Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. Effective May 16, 2011, the Fund seeks to achieve its investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call option strategy which follows a proprietary dynamic rules-based methodology developed by Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim”). Prior to May 16, 2011, the Fund pursued its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 21

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean between the last available bid and ask prices on such day.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
Exchange-traded options are valued at the mean between the bid and ask prices on the principal exchange on which they are traded.
Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.
Investments for which market quotations are not readily available (including restricted securities) are fair valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA or the Adviser”), subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount is accrued daily.
(c) Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the cost of the underlying security purchase or proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

22 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

(d) Distributions
The Fund declares and pays quarterly distributions. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The Fund pays a quarterly distribution in a fixed amount and will continue to do so until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by short/long-term capital gains and, to the extent necessary, return of capital.
(e) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and the Adviser, GFIA acts as the investment adviser for and supervises the investment and reinvestment of the Fund’s assets, supervises the investment program of the Fund, furnishes offices, necessary facilities and equipment, oversees the activities of the Sub- Adviser, provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees, if any, of the Fund who are its affiliates.
Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, GPIM provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.
Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.85% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund is an affiliate of GFIA, GFIA has agreed to waive 0.05% of its advisory fee such that the Fund pays to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Adviser pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.
Certain officers of the Fund may also be officers, directors and/or employees of the Adviser, or GPIM. The Fund does not compensate its officers who are officers, directors and /or employees of the aforementioned firms.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 23

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Adviser. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Fund.
MUIS provides fund administration services to the Fund. As compensation for these services MUIS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

MUIS serves as the accounting agent of the Fund. As accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. MUIS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For the purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

24 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.
Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. As of October 31, 2016, the following reclassification was made to the capital accounts of the Fund to reflect permanent book and tax differences relating to expiring capital loss carryforward. Net investment income, net realized gains and net assets were not affected by these reclassifications.
Distributions
Additional	in Excess of Net	Accumulated Net
Paid-in Capital	Investment Income	Realized Loss
$ (190,012,027)	$ 1,124,057	$ 188,887,970

As of October 31, 2016, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

Cost of	Gross Tax	Gross Tax	Net Tax Unrealized
Investments for	Unrealized	Unrealized	Appreciation
Tax Purposes	Appreciation	Depreciation	on Investments
$ 130,787,495	$ 1,604,581	$ (1,467,488)	$ 137,093

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

As of October 31, 2016, tax components of accumulated earnings (excluding paid-in capital) were as follows:

	Undistributed	Accumulated	Unrealized
Undistributed	Long-Term	Capital and	Appreciation	Other
Ordinary Income	Capital Gains	Other Losses	(Depreciation)	Temporary Losses
$ —	$ —	$ (448,842,450)	$ 137,093	$ (401,426)

The differences between book and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the marking-to-market on certain open options held at year-end for tax purposes.
For the years ended October 31, 2016 and 2015, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2016	2015
Ordinary income*	$ 1,748,042	$ 3,263,544
Return of capital	7,940,301	6,424,799
	$ 9,688,343	$ 9,688,343
*Ordinary income distributions for federal income tax purposes include distributions from realized gains.
As of October 31, 2016, the Fund had a capital loss carryforward (“CLCF”) of $448,842,450 available to offset possible future capital gains.
As of October 31, 2016, the Fund anticipates utilizing $1,124,057 of CLCF. Of the CLCF, $188,887,971 expired on October 31, 2016, $443,299,661 is set to expire on October 31, 2017, and $5,542,789 is set to expire on October 31, 2019. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year. Given the current size of the Fund, it is highly unlikely that the Fund will be able to fully utilize the CLCF prior to its expiration. Such CLCF cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010. When the Fund utilizes CLCFs to offset its realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
During the year ended October 31, 2016, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $16,588,035 and $27,242,960, respectively.

26 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

Note 7 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.
(a) Options Written
The Fund employs an options strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund’s options strategy follows a proprietary dynamic rules-based methodology. The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio.
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The Fund entered into written option contracts during the year ended October 31, 2016.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

Details of the transaction were as follows:
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	463	$1,550,895
Options written during the period	21,272	70,315,981
Options closed during the period	(21,310)	(70,630,987)
Options outstanding, end of period	425	$1,235,889

(b) Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2016.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments:
	Asset Derivatives	Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity risk	N/A	$–	Options written,	$958,725
at value

The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended October 31, 2016.

Effect of Derivative Instruments on the Statement of Operations:
Net Change in
	Amount of	Unrealized
	Net Realized	Appreciation
	Gain on	(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	Total
	Options written	Options written
Equity risk	$ 978,878	$ 89,369	$ 1,068,247

Note 8 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 4,993,991 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the year ended October 31, 2016, or the year ended October 31, 2015.
Note 9 – Borrowings:
The Fund entered into a $50,000,000 committed credit facility agreement whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the counterparty. The interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. As of October 31, 2016 there was $43,000,000 outstanding in connection with the Fund’s credit facility.

28 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2016

The average daily amount of the borrowings on the credit facility during the year ended October 31, 2016 was $42,428,962 with a related average interest rate of 1.19%. The maximum amount outstanding during the period was $46,000,000. As of October 31, 2016, the total value of securities segregated and pledged as collateral in connection with borrowings was $129,203,730.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 10 – Merger Approval
The Boards of Trustees of several Guggenheim equity closed-end funds approved the following mergers at a special joint meeting of the Boards held on August 31, 2016: (i) for shareholders of Guggenheim Enhanced Equity Income Fund (“GPM”), the merger of each of Guggenheim Enhanced Equity Strategy Fund (“GGE”) and Guggenheim Equal Weight Enhanced Equity Income Fund (“GEQ”) into GPM, including the issuance of additional common shares of beneficial interest of GPM, and (ii) for shareholders of GGE and GEQ, the merger of each of their respective funds into GPM. The Boards of Trustees and Management of the funds believe that the mergers will provide potential benefits to common shareholders, including lower operating expenses and greater secondary market liquidity, among other things. The mergers will be effected at NAV and investors will receive shares at NAV for NAV of shares owned.
In addition, the Board of Trustees of GPM also approved a redomestication of GPM from a Massachusetts business trust to a Delaware statutory trust.
Guggenheim Investments currently anticipates that the mergers and the redomestication will be completed in early 2017, subject to required shareholder approvals and the satisfaction of applicable regulatory requirements and other customary closing conditions. Approval of the merger of the Fund into GPM is not contingent upon approval of GEQ into GPM, and likewise, approval of the merger of GEQ into GPM is not contingent upon approval of the Fund into GPM. Approval of the redomestication is a condition to each merger.
Note 11 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2016

The Board of Trustees and Shareholders of Guggenheim Enhanced Equity Strategy Fund
We have audited the accompanying statement of assets and liabilities of Guggenheim Enhanced Equity Strategy Fund (the Fund), including the schedule of investments, as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Enhanced Equity Strategy Fund at October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
 December 22, 2016

30 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	October 31, 2016

Expense Ratio Information
The expense ratios shown on the Financial Highlights page of this report do not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.22% for the year ended October 31, 2016.
Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
The Fund recognized qualified dividend income of $2,287,087 during the fiscal year ended October 31, 2016. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
For corporate shareholders, $2,237,294 of the investment income qualifies for the dividends-received deduction.
In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 31

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2016

Trustees
The Trustees of the Guggenheim Enhanced Equity Strategy Fund and their principal occupations during the past five years:

				Number of
Name, Address*	Position(s)	Term of Office		Portfolios in
and Year of	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:

Randall C. Barnes (1951)	Trustee	Since 2010	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	101	Current: Trustee, Purpose Investments Funds (2014-present).

Donald A. Chubb, Jr. (1946)	Trustee	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	97	Current: Midland Care, Inc. (2011-present).

Jerry B. Farley (1946)	Trustee	Since 2014	Current: President, Washburn University (1997-present).	97	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2004	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	97	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).

Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen LLP (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	97	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).

32 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2016

				Number of Portfolios in Fund Complex Overseen
	Position(s) Held with Trust	Term of Office and Length of TimeServed**
Name, Address* and Year of Birth			Principal Occupation(s) During Past Five Years		Other Directorships Held by Trustees
Independent Trustees continued:

Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2004	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016). Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	103	Current: Edward-Elmhurst Healthcare System (2012-present).

Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	97
Current: Fort Hays State University
Foundation (1999-present); Stormont- Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2004	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	100	Former: Bennett Group of Funds (2011-2013).

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2016

				Number of Portfolios in Fund Complex Overseen
	Position(s) Held with Trust	Term of Office and Length of TimeServed**
Name, Address* and Year of Birth			Principal Occupation(s) During Past Five Years		Other Directorships Held by Trustees

Interested Trustee:

Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	232
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014- present); Delaware Life (2013-present);
Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
- Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for fiscal year ending October 31, 2017.
- Messrs. Farley, Friedrich and Nyberg are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for fiscal year ending October 31, 2018.
- Messrs. Karn, Oliverius and Toupin are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for fiscal year ending October 31, 2019.
***	This Trustee is deemed to be an "interested person" of the Fund under the 1940 Act by reason of his position with the Adviser and/or the parent of the Adviser.

34 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2016

Officers
The Officers of the Guggenheim Enhanced Equity Strategy Fund, who are not Trustees, and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years

Officers:

William H. Belden, III (1965)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M.	Chief Compliance	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior
Catalucci	Officer		Managing Director, Guggenheim Investments (2012-present). AML Officer, certain funds in the
(1966)			Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2007	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith Kemp (1960)	Assistant Treasurer	Since 2016	Current: Managing Director of Transparent Value, LLC (April 2015- present); Managing Director of Guggenheim Investments (April 2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee	Chief Legal Officer	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior
(1961)			Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 35

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2016

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years

Officers continued:

Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director,
(1978)			Guggenheim Investments (2007-present).

Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

Michael P. Megaris	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).
(1984)
Former: J.D., University of Kansas School of Law (2009-2012).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation
(2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration
Manager, State Street (2009-2011).

Kimberly J. Scott	Assistant Treasurer	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director,
(1979)			Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

36 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2016

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years

Officers continued:

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex
(2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 37

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2016

Unless the registered owner of common shares elects to receive cash by contacting The Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

38 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	October 31, 2016

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559, or online at www.computershare.com/investor.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 39

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY STRATEGY FUND (GGE)	October 31, 2016

Guggenheim Enhanced Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on October 20, 2003, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM performs certain of the day-to-day operations of the Fund which may include one or more of the following services at the request of the Adviser: (i) managing the investment and reinvestment of the assets of the Fund in accordance with its investment policies; (ii) arranging for the purchase and sale of securities and other assets of the Fund; (iii) providing investment research and credit analysis concerning the assets of the Fund; (iv) maintaining the books and records as are required to support the Fund’s investment operations; (v) monitoring on a daily basis the investment activities and portfolio holdings relating to the Fund; and (vi) voting proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of the Sub-Adviser.
Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the “April Meeting”) and on May 17, 2016 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and GPIM is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund.

40 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY STRATEGY FUND (GGE) continued	October 31, 2016

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”).
The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.
The Committee also considered Guggenheim’s attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 41

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY STRATEGY FUND (GGE) continued	October 31, 2016

Act, as well as from Guggenheim’s Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM’s compliance program and the consultant’s conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH as supplemental information.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on January 27, 2004. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value and market price basis for the five-year, threeyear and one-year periods ended December 31, 2015, noting that prior to May 15, 2011, the Fund employed a different strategy and investment sub-adviser. The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that: (i) are sector, country or narrowly focused; and (ii) do not invest substantially all of their assets in U.S. large-capitalization stocks. The Committee considered that the foregoing methodology reflected a refinement to the process implemented by the Adviser (and reviewed by the Board) in the fall of 2015 and that the peer group of funds identified by such refined methodology is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting since the adjustment was implemented. In assessing the peer group constituents and both the comparative performance and fee data presented (including in the FUSE reports), the Committee considered Guggenheim’s statement that there are challenges associated with developing relevant peer groups for the Fund given the uniqueness of its investment strategies.

42 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY STRATEGY FUND (GGE) continued	October 31, 2016

The Committee noted that the Fund’s investment results were consistent with the Fund’s investment objective to seek a high level of current income, with a secondary objective of long-term capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. In addition, the Committee considered the Fund’s structure and form of leverage, and among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2015, as well as the net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2015 and annualized for the three-year and since-inception periods ended December 31, 2015.
Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds. The Committee noted that although the Fund’s advisory fee and total net expense ratio (excluding interest expense) were the highest of its peer group, only one of the 15 other funds within the peer group of funds employs leverage. In this connection, the Committee took into account supplemental expense ratio information prepared by Guggenheim and setting forth, among other things, the total net expense ratio after waivers and excluding interest (leverage) expenses for the Fund and each of its peer group constituent funds. The Committee noted that, when presented in this manner, the Fund’s total net expense ratio (which reflects the Adviser’s agreement to waive five basis points of its advisory fee for so long as an affiliate of the Adviser serves as sub-adviser to the Fund) was below the peer group median and equaled the peer group average. In addition, the Committee noted that the Fund was the smallest in the peer group based on average assets under management and, in this connection, considered the impact of the size differential on the expense ratio related to fixed expenses.
The Committee compared the advisory fee paid by the Fund to the Adviser to the fees charged by the Adviser and/or the Sub-Adviser to other clients, including other funds (both registered investment companies and private funds) and separate accounts (“Other Clients”), that are considered to have similar investment strategies and policies as the Fund. In considering the fees charged to Other Clients and, in particular, to a private fund and a separately managed account with an enhanced equity investment strategy, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to private funds and separate accounts, including the additional resources and greater regulatory costs associated with the management of registered fund assets. The Committee also considered Guggenheim’s explanation that lower or no fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, applicable legal, governance and capital structures, tax status and historical pricing reasons. The Committee concluded that the information it received demonstrated that the aggregate services provided to the Fund were sufficiently different

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 43

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY STRATEGY FUND (GGE) continued	October 31, 2016

from those provided to Other Clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing the Other Clients to support the difference in fees.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments’ approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rate with respect to the Fund presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rate was reasonable, the Committee concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees from the Fund for (i) providing certain administrative services pursuant to an administration agreement, and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim’s profitability from providing such services. The Committee also noted that another Guggenheim affiliate, GPIM, receives sub-advisory fees for managing the investment portfolio. In addition, the Committee noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted that to the extent the Fund’s assets increase over time (whether through periodic offerings or internal growth

44 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY STRATEGY FUND (GGE) continued	October 31, 2016

from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.
The Committee determined that, taking into account all relevant factors, the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services currently provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited financial statements of GPIM as supplemental information.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of seeking to provide a high level of current income and the Fund’s secondary objective of long-term capital appreciation.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.
Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time, noting that prior to May 15, 2011, the Fund employed a different strategy and investment sub-adviser and thus, only the three-year and one-year periods ended December 31, 2015 reflected the current strategy and management by GPIM. In this connection, the Committee observed that the Fund’s return on a net asset value basis lagged the median return of its peer group of funds for the three-year period ended December 31, 2015 (ranking in the 67th percentile), but outperformed the median return of its peer group of funds for the one-year period ended December 31, 2015 (ranking in the 47th percentile). In evaluating the Fund’s performance, the Committee also considered Guggenheim’s statement that performance in 2015 exceeded that of the S&P 500 benchmark and ranked in the middle of the Fund’s peer group, reflecting the investment strategy enhancements adopted in late 2014 to seek more stability in relative returns.
In addition, the Committee noted Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 45

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
ENHANCED EQUITY STRATEGY FUND (GGE) continued	October 31, 2016

additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark versus that of the Fund’s peers.
After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees are paid by the Adviser and do not impact the fees paid by the Fund. The Committee also reviewed the total amount of sub-advisory fees paid to GPIM for the twelve months ended December 31, 2015.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Advisory Agreements is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each of the Advisory Agreements for an additional annual term. Thereafter, on May 18, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional annual term.

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FUND INFORMATION	October 31, 2016

Board of Trustees
Randall C. Barnes
Donald C. Cacciapaglia*
Donald A. Chubb, Jr.
Jerry B. Farley
Roman Friedrich III
Robert B. Karn III
Ronald A. Nyberg
Maynard F. Oliverius
Ronald E. Toupin, Jr., Chairman
*  Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and the Sub-Adviser.
Principal Executive Officers
Donald C. Cacciapaglia
President and Chief Executive Officer
Joanna M. Catalucci
Chief Compliance Officer
Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary
John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer
Investment Adviser
Guggenheim Funds
Investment Advisors, LLC
Chicago, IL
Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA
Accounting Agent and Administrator
MUFG Investor Services (US), LLC
New York, NY
Custodian
The Bank of New York Mellon Corp.
New York, NY
Legal Counsel
Skadden, Arps, Slate, Meagher
& Flom LLP
New York, NY
Independent Registered Public
Accounting Firm
Ernst & Young LLP
McLean, VA

50 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

FUND INFORMATION continued	October 31, 2016

Privacy Principles of Guggenheim Enhanced Equity Strategy Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Enhanced Equity Strategy Fund?
•  If your shares are held in a Brokerage Account, contact your Broker.
•  If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.
This report is sent to shareholders of Guggenheim Enhanced Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 392-3004.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Fund’s website at guggenheiminvestments.com/gge or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gge. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT l 51

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(12/16)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GGE-AR-1016

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f)         (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn III and Dr. Jerry B. Farley.  Mr. Karn and Dr. Farley are each an “independent” Trustee as defined in this Item 3 of Form N-CSR. Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP. Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,451 and $24,693 for the fiscal years ended October 31, 2016, and October 31, 2015, respectively.

(b)  Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) of this Item, were $11,850 and $0 for the fiscal years ended October 31, 2016, and October 31, 2015, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $8,195 and $7,957 for the fiscal years ended October 31, 2016, and October 31, 2015, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended October 31, 2016, and October 31, 2015, respectively.

The registrant's principal accountant did not bill fees for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e) (1) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

V.B.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:

o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $8,195 and $46,542 for the fiscal years ended October 31, 2016, and October 31, 2015, respectively.

(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The

Audit Committee of the registrant is composed of: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, and Ronald E. Toupin, Jr.
(b)  Not Applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Guggenheim Partners Investment Management, LLC (”GPIM”).  GPIM's Proxy Voting Policies and Procedures are included as Exhibit (c) hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  As investment sub-adviser for the registrant, GPIM is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provide direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; security selection: performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of October 31, 2016:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd	2011
Guggenheim Partners Investment Management, LLC: Global Chief Investment Officer 2013 to Present; Chief Investment Officer – 2006–2013; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.

Anne Walsh, CFA, FLMI	2011	Guggenheim Partners Investment Management, LLC: Assistant CIO and Senior Managing Director – 2007–Present.
Farhan Sharaff	2011	Guggenheim Partners Investment Management, LLC: Assistant CIO and Senior Managing Director – 2010–Present.
Daniel Cheeseman	2014
Guggenheim Partners Investment Management, LLC: Director, Portfolio Manager – 2014-Present; Guggenheim Partners Investment Management, LLC: Director, Senior Research Analyst – 2011-2014; Morgan Stanley: Vice President – 2010-2011; Merrill Lynch: Vice President – 2007-2010.

Jayson Flowers	2011	Guggenheim Partners Investment Management, LLC: Senior Managing Director, 2005 – Present.
Qi Yan	2016	Guggenheim Partners Investment Management, LLC: Managing Director, 2014 – Present.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of October 31, 2016:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	27	$14,117,305,909	0	$0
Other pooled investment vehicles	89	$25,647,179,605	37	$11,925,318,092
Other accounts	123	$116,111,268,865	7	$1,415,697,453

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	22	$15,404,627,874	0	$0
Other pooled investment vehicles	3	$3,517,682,645	2	$3,419,788,626
Other accounts	26	$88,956,870,304	1	$314,791,255

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	23	$2,565,165,736	0	$0
Other pooled investment vehicles	4	$394,049,300	1	$316,381,596
Other accounts	0	$0	0	$0

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	18	$1,161,410,326	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Daniel Cheeseman:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	4	$572,231,669	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Qi Yan

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	7	$347,668,402	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically,

portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of October 31, 2016:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	$100,001 - $500,000
Anne Walsh	$100,001 - $500,000
Farhan Sharaff	None
Jayson Flowers	None
Daniel Cheeseman	None
Qi Yan	None

(b)  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)   The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.
(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3) Not applicable.
(b)     Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)     Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Enhanced Equity Strategy Fund
By:       /s/ Donald C. Cacciapaglia
Name:  Donald C. Cacciapaglia
Title:     President and Chief Executive Officer
Date:    January 6, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:        /s/ Donald C. Cacciapaglia
Name:   Donald C. Cacciapaglia
Title:      President and Chief Executive Officer
Date:     January 6, 2017
By:        /s/ John L. Sullivan
Name:   John L. Sullivan
Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:     January 6, 2017